SUMMARY PROSPECTUS
January 31, 2024
FMI Large Cap Fund
Investor Class (Ticker Symbol: FMIHX)
Institutional Class (Ticker Symbol: FMIQX)
Before you invest, you may want to review the FMI Large Cap Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. The current statutory Prospectus and Statement of Additional Information dated January 31, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.fmimgt.com/large-cap-fund/. You can also get this information at no cost by calling 1-800-811-5311 or by sending an e-mail request to info@fmimgt.com.

A NO-LOAD MUTUAL FUND

FMI Funds, Inc. Advised by Fiduciary Management, Inc. www.fmifunds.com

Investment Objective: The FMI Large Cap Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge	No Sales Charge

Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge	No Deferred Sales Charge

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	No Sales Charge	No Sales Charge

Redemption Fee (transfer agent charge of $15 for each wire redemption)	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%		0.65%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses		0.19%		0.06%
Shareholder Servicing Fees	0.14%		None
Remaining Other Expenses	0.05%		0.06%
Total Annual Fund Operating Expenses		0.84%		0.71%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$86	$268	$466	$1,037
Institutional Class	$73	$227	$395	$883
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies: The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association. Under normal market conditions, the Fund invests 80% of its net assets in large capitalization companies, including for purposes of this limitation common stocks of foreign companies, which the Fund principally invests in through American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”). ADRs and ADSs are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may also invest in medium capitalization companies.
The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:
•A strong, defendable market niche or products and services niche that is difficult to replicate
•A high degree of relative recurring revenue
•Modestly priced products or services
•Attractive return on investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)
•Above average growth or improving profitability prospects
The Fund considers valuation:
•On both an absolute and relative to the market basis
•Utilizing both historical and prospective analysis
In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:
•The security has achieved its value potential
•Such sale is necessary for portfolio diversification
•Changing fundamentals signal a deteriorating value potential
•Other securities have a better value potential
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:
•Stock Market Risk: The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
•Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.
•Large Capitalization Companies Risk: Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.
•Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. Different investment styles shift in and out of favor depending on market conditions and investor sentiment, and from time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.
•Foreign Securities Risk: Stocks of non-U.S. companies (whether held directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by exchange-traded funds (“ETFs”) in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S., a rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.
•Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
•Changes in Tax Laws: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire at the end of 2025). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Investor Class shares from year to year and how the average annual returns of the Fund’s Investor Class shares over time compare to the performance of the Standard & Poor’s Composite® Index of 500 Stocks (“S&P 500®”) and the iShares® Russell 1000 Value ETF. The performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. For additional information on the benchmarks, please see “Benchmark Descriptions” in the Prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Fund’s website at www.fmimgt.com/current-performance/.

FMI Large Cap Fund – Investor Class
(Annual total return as of 12/31)

40%
30%
20%
10%
0%
-10%
-20%
12.36%
-2.44%
13.79%
19.19%
-3.88%
23.66%
10.24%
18.64%
-14.56%
21.08%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

During the ten-year period shown on the bar chart, the highest total return for the Fund’s Investor Class shares for a quarter was 15.81% (quarter ended December 31, 2020) and the lowest total return for a quarter was -23.43% (quarter ended March 31, 2020).
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Years	Ten Years	Since Institutional Class Inception (October 31, 2016)
FMI Large Cap Fund ‑ Investor Class
Return before taxes	21.08%	10.84%	9.11%	N/A
Return after taxes on distributions	18.29%	7.61%	6.17%	N/A
Return after taxes on distributions and sale of Fund shares	14.41%	8.27%	6.79%	N/A
FMI Large Cap Fund – Institutional Class
Return before taxes	21.23%	10.99%	N/A	10.73%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	13.97%
iShares® Russell 1000 Value ETF (reflects no deduction for fees, expenses or taxes)	11.36%	10.71%	8.22%	9.16%
Investment Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Executive Chairman	37
John S. Brandser	President and Chief Executive Officer	29
Jonathan T. Bloom, CFA®	Chief Investment Officer	14
Robert M. Helf, CFA®	Research Analyst	26
Julia L. Ramon, CFA®	Research Analyst	3
Benjamin D. Karek, CFA®	Research Analyst	7
Daniel G. Sievers, CFA®	Research Analyst	15
Matthew T. Sullivan, CFA®	Research Analyst	11
Jordan S. Teschendorf, CFA®	Research Analyst	9
Dain C. Tofson, CFA®	Research Analyst	4

Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $1,000 for Investor Class shares and $100,000 for Institutional Class shares. Subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts.

Institutional Class shares are available to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.
You may purchase, redeem and exchange Investor Class and/or Institutional Class shares of the Fund each day the New York Stock Exchange is open. You may purchase, redeem or exchange Fund Investor Class and/or Institutional Class shares: through the mail (FMI Large Cap Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to purchase, redeem or exchange Investor Class and/or Institutional Class shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.
Tax Information: The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund Investor Class and/or Institutional Class shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.